United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2008

Toro Ventures Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51974	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 106 - 2820 Elliot Ave.

Seattle, WA

98121

(Address of principal executive offices with zip code)

202.686.1757

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 8.01: Other Events

Toro Ventures, Inc. is pleased to announce that the company has entered into a letter of intent with Nitro Petroleum, Inc. The Turnkey agreement provides that Toro can acquire a 60% working interest in the Crown Oil and Gas leases. The Lease will drill two new wells on the Crown Lease as a fully functional Oil and Gas production, along with drilling of a new well to an approximate depth of 1150 feet.

Item 9.01: Financial Statements and Exhibits

Exhibits:

99.1    Press release dated February 15, 2008

.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Toro Ventures Inc.

Signed: /s/ Yan Liu

Name: Yan Liu

Title: President and Chief Executive Officer

Date: February 15, 2008